Fourth Quarter and Fiscal Year 2014 Business Review Jonathan W. Painter, President & CEO Thomas M. O’Brien, Executive Vice President & CFO

2 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s quarterly report on Form 10-Q for the period ended September 27, 2014. These include risks and uncertainties relating to our dependence on process industries; significance of sales and operation of manufacturing facilities in China; oriented strand board market and levels of residential construction activity; commodity and component price increases or shortages; dependence on certain suppliers; international sales and operations; our acquisition strategy; our internal growth strategy; fluctuations in currency exchange rates; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; loss of key personnel; reliance on third-party research; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

3 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted EPS, and adjusted earnings before interest, taxes, depreciation, and amortization. A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2014 fourth quarter earnings press release issued February 25, 2015, which is available in the Investors section of our website at www.kadant.com under the heading Recent News.

4 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. BUSINESS REVIEW Jonathan W. Painter President & CEO

5 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Q4 2014 Financial Highlights ($ Millions, except per share amounts) Q4 2014 Q4 2013 % CHANGE EXCL. FX Revenue $105.2 $94.8 11.0% 16.0% Gross Margin 44.7% 43.9% n.m. n.m. Net Income1 $9.1 $5.9 53.4% 62.9% Adjusted EBITDA1, 2 $14.8 $11.8 26.0% 31.8% Diluted EPS1 $0.82 $0.52 57.7% 67.3% Adjusted Diluted EPS1, 2 $0.81 $0.63 28.6% 36.5% Bookings $103.0 $84.0 22.6% 27.1% Backlog $124.2 $97.6 27.2% 32.2% Cash Flow1 $18.5 $9.2 99.9% - 1 Net income, diluted EPS, adjusted diluted EPS, adjusted EBITDA, and cash flow are from continuing operations. 2 Adjusted EBITDA and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our Q4 2014 earnings press release issued February 25, 2015. Percent change calculated using actual numbers reported in our Q4 2014 earnings release dated February 25, 2015.

6 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. 2014 Financial Highlights ($ Millions, except per share amounts) 2014 2013 % CHANGE EXCL. FX Revenue $402.1 $344.5 16.7% 17.6% Gross Margin 44.4% 45.8% n.m. n.m. Operating Income $42.1 $33.3 26.4% 28.1% Diluted EPS1 $2.56 $2.07 23.7% 25.6% Adjusted Diluted EPS1,2 $2.78 $2.24 24.1% 26.3% Adjusted EBITDA1,2 $56.3 $44.7 25.9% 27.0% Adjusted EBITDA/Sales1,2 14.0% 13.0% n.m. n.m. Bookings $433.1 $343.0 26.3% 26.7% Cash Flow1 $48.9 $39.9 22.4% - Adjusted Return on Invested Capital2,3 12.7% 9.8% n.m. n.m. 1 Diluted EPS, adjusted diluted EPS, adjusted EBITDA, and cash flow are from continuing operations. 2 Adjusted EBITDA, adjusted net income, and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our Q4 2014 earnings press release issued February 25, 2015. 3 Adjusted return on invested capital is calculated as adjusted net income divided by the sum of stockholders’ equity less net cash. Percent change calculated using actual numbers reported in our Q4 2014 earnings release dated February 25, 2015.

7 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. FX and Acquisition Impact Q4 2014, $ in millions except EPS Revenue Adjusted EPS3 Bookings Parts & Consumables Revenue Parts & Consumables Bookings As Reported $105.2 $0.81 $103.0 $62.4 $67.1 Growth1 11.0% 28.6% 22.6% 6.3% 20.3% Growth excluding FX1 16.0% 36.5% 27.1% 11.0% 25.5% Growth excluding FX and Acquisitions1,2 15.6% 36.5% 25.9% 10.3% 23.7% FY 2014, $ in millions except EPS Revenue Adjusted EPS3 Bookings Parts & Consumables Revenue Parts & Consumables Bookings As Reported $402.1 $2.78 $433.1 $249.4 $258.4 Growth1 16.7% 24.1% 26.3% 16.2% 18.8% Growth excluding FX1 17.6% 26.3% 26.7% 17.0% 19.6% Growth excluding FX and Acquisitions1,2 6.5% 9.4% 15.2% 4.3% 5.9% 1 Growth is the year-over-year percent change between the current period and the comparable prior period. 2 Acquired businesses are classified above as Acquisitions for the first four quarters after acquisition. 3 Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our Q4 2014 earnings press release issued February 25, 2015.

8 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Bookings and Revenues US$ (millions) $0 $20 $40 $60 $80 $100 $120 Bookings Revenues

9 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Parts and Consumables Bookings and Revenues US$ (millions) $0 $10 $20 $30 $40 $50 $60 $70 Bookings Revenues

10 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. REGIONAL PERFORMANCE

11 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. North America Bookings and Revenues US$ (millions) $0 $10 $20 $30 $40 $50 $60 $70 $80 Bookings Revenues

12 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Europe Bookings and Revenues US$ (millions) $0 $5 $10 $15 $20 $25 $30 Bookings Revenues

13 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. China Bookings and Revenues US$ (millions) $0 $5 $10 $15 $20 $25 $30 $35 $40 Bookings Revenues

14 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. South America Bookings and Revenues US$ (millions) $0 $2 $4 $6 $8 $10 $12 $14 $16 Bookings Revenues

15 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Guidance for Continuing Operations • Q1 2015 GAAP diluted EPS of $0.57 to $0.59 • Q1 2015 revenues of $94 to $96 million • FY 2015 GAAP diluted EPS of $3.05 to $3.15 • FY 2015 revenues of $413 to $423 million

16 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. FINANCIAL REVIEW Thomas M. O’Brien Executive Vice President & Chief Financial Officer

17 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Quarterly Gross Margins 44.0% 45.1% 44.1% 42.4% 47.6% 45.7% 42.7% 38.6% 45.6% 43.7% 43.4% 43.0% 47.3% 48.6% 43.9% 43.9% 45.2% 43.0% 44.7% 44.7% 36% 38% 40% 42% 44% 46% 48% 50%

18 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Full-Year Gross Margins 37.9% 41.3% 40.3% 43.9% 43.3% 43.9% 45.8% 44.4% 35% 37% 39% 41% 43% 45% 47% 2007 2008 2009 2010 2011 2012 2013 2014

19 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Quarterly SG&A 25% 30% 35% 40% 45% $0 $10 $20 $30 $40 SG&A SG&A as a % of Revenues

20 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Full-Year SG&A 25% 30% 35% 40% $50 $70 $90 $110 $130 2007 2008 2009 2010 2011 2012 2013 2014 SG&A SG&A as a % of Revenues

21 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. 4Q13 to 4Q14 Diluted EPS from Continuing Operations $0.52 $0.30 $0.07 $0.02 ($0.05) ($0.03) ($0.01) $0.82 $0.00 $0.25 $0.50 $0.75 $1.00

22 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. 2013 to 2014 Diluted EPS from Continuing Operations $2.07 $0.57 $0.38 $0.03 ($0.17) ($0.12) ($0.12) ($0.05) ($0.02) ($0.01) $2.56 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50

23 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Cash Flow ($ Millions) 4Q14 4Q13 2014 2013 Income from Continuing Operations $9.2 $6.0 $29.1 $23.7 Depreciation and Amortization 2.6 3.0 11.2 9.8 Stock-Based Compensation 1.6 1.4 5.8 5.2 Other Items 2.7 0.2 2.5 (2.3) Change in Current Assets & Liabilities (excl. acquisitions) 2.4 (1.4) 0.3 3.5 Cash Provided by Continuing Operations $18.5 $9.2 $48.9 $39.9

24 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Free Cash Flow Free cash flow is defined as cash flows from continuing operations less purchases of property, plant, and equipment. 10.7 15.8 8.2 28.6 13.2 40.3 24.9 26.3 26.2 33.7 42.1 0 10 20 30 40 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

25 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Stock Repurchases and Dividends ($ in Millions, except per share amounts) 2014 2013 2012 2011 Common Stock Repurchases $15.1 $5.4 $14.5 $16.1 Average Price per Share $37.36 $30.67 $22.87 $21.52 Cash Dividends $6.4 $4.2 - - Total Stock Repurchases and Dividends $21.5 $9.6 $14.5 $16.1 Net Income from Continuing Operations $28.7 $23.5 $30.9 $33.6 % of Net Income from Continuing Operations 75% 41% 47% 48%

26 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Key Working Capital Metrics 4Q14 3Q14 4Q13 Days in Receivables 55 66 70 Days in Inventory 87 97 96 Days in Payables 42 46 48 70 66 55 96 97 87 48 46 42 20 40 60 80 100 120 Days in Receivables Days in Inventory Days in Payables

27 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Working Capital and Cash Conversion Days 4Q14 3Q14 4Q13 Working Capital % LTM Revenues* 12.8% 14.0% 16.6% Cash Conversion Days** 100 days 117 days 118 days *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation. ** Based on days in receivables plus days in inventory less days in accounts payable. 0 50 100 150 200 0% 5% 10% 15% 20% D ay s % o f Re ve n u e Cash Conversion Days Working Capital % LTM Revenues *

28 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Cash and Debt ($ Millions) 4Q14 3Q14 4Q13 Cash, cash equivalents, and restricted cash $45.8 $41.7 $50.2 Debt (25.9) (23.0) (38.6) Net Cash $19.9 $18.7 $11.6 $20.5 $24.2 $26.6 $39.1 $40.0 $28.6 $30.7 $35.4 $30.9 $30.1 $41.5 $47.7 $51.8 $48.5 $58.7 $11.6 $14.3 $9.5 $18.7 $19.9 $0 $10 $20 $30 $40 $50 $60

29 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Leverage Ratio * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 and as amended on November 1, 2013 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash. 0.63 0.32 0.37 0.00 0.50 1.00 1.50 2.00 Debt/EBITDA *

30 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Guidance for Continuing Operations • Q1 2015 GAAP diluted EPS of $0.57 to $0.59 • FY 2015 GAAP diluted EPS of $3.05 to $3.15 • Effective tax rate of 33% to 34% • CAPEX of $7 to $8 million • Depreciation & Amortization Expense of $12 million

31 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Questions & Answers To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

32 KAI 4Q14 Business Review–February 26, 2015 © 2015 Kadant Inc. All rights reserved. Key Take-Aways • Record financial and operational performance in Q-4 and FY 2014 • Cash flow remains healthy • Parts and Consumables business strong and growing • 2015 expected to be a solid year with improved operating margin

Fourth Quarter and Fiscal Year 2014 Business Review Jonathan W. Painter, President & CEO Thomas M. O’Brien, Executive Vice President & CFO